SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 26, 2005


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


  Commission     Registrant, State of Incorporation,           I.R.S Employer
   File No.        Address, and Telephone Number             Identification No.
  ----------     -----------------------------------         ------------------

   1-15467               Vectren Corporation                     35-2086905
                       (An Indiana Corporation)
                        20 N.W. Fourth Street,
                      Evansville, Indiana 47708
                           (812) 491-4000

   1-16739           Vectren Utility Holdings, Inc.              35-2104850
                       (An Indiana Corporation)
                        20 N.W. Fourth Street,
                      Evansville, Indiana 47708
                           (812) 491-4000


            Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On January 26, 2005, Vectren Corporation (the Company) released financial information to the investment community regarding the Company's results of operations for the three and twelve months ended December 31, 2004. The financial information released is included herein as Exhibit 99-1. This information does not include footnote disclosures and should not be considered complete financial statements.

Vectren Corporation is the parent Company of Vectren Utility Holdings, Inc.
(VUHI). VUHI serves as the intermediate holding company of the Company's three operating public utilities.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries. These cautionary statements are attached as Exhibit 99-2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               VECTREN CORPORATION
                               VECTREN UTILITY HOLDINGS, INC.

January 27, 2005


                                             By:
                                             ----------------------------------
                                             M. Susan Hardwick
                                             Vice President and Controller

                                INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 2.02:



 Exhibit

 Number        Description
-------        -----------
  99-1         Press Release - Vectren Corporation Reports Fiscal 2004 Results

  99-2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995